UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 14, 2017

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
1920 Hutton Court, Suite 300 Farmers Branch, TX 75234 (Address of Principal Executive Offices and zip code)

(972) 996-5664

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2017, the Registrant and Ironclad Performance Wear Corporation, a California corporation and its wholly-owned subsidiary (“Ironclad California” and together with the Registrant, the “Debtors”), entered into an Asset Purchase Agreement dated November 3, 2017 and amended on November 14 and November 16, 2017 (the “Purchase Agreement”), with Brighton-Best International, Inc. (“BBI”) pursuant to which BBI purchased from the Debtors substantially all of their assets for (1) an aggregate amount (the “Aggregate Purchase Price”) of $25,250,000 and (2) the assumption of certain of the Debtors’ liabilities as set forth in the Purchase Agreement. The closing of the transactions contemplated under the Purchase Agreement occurred on November 14, 2017 (the “Closing”).

BBI was the winning bidder in an auction (the “Auction”) conducted by the Debtors on October 30, 2017 pursuant to an order of the U. S. Bankruptcy Court, Central District of California, San Fernando Valley Division (the “Bankruptcy Court”), establishing bidding procedures for the solicitation of higher or otherwise better bids for the Debtors’ assets in connection with voluntary petitions under Chapter 11 of the U. S. Bankruptcy Code (the “Chapter 11 Cases”) filed by the Debtors in the Bankruptcy Court. BBI previously deposited $1,000,000 with an escrow agent in connection with its qualification as an overbidder in the Auction, and the Debtors applied such deposit to the Aggregate Purchase Price at the Closing.

The Closing was conditioned on, among other matters, approval by the Bankruptcy Court of an order approving the Purchase Agreement and all the terms and conditions thereof (the “Sale Order”). The Bankruptcy Court approved the Sale Order on November 3, 2017.

The Debtors were required, within two days following the Closing, to file all documents that were necessary to amend their name to not include “Ironclad” or any derivative thereof or other similar name, and thereafter refrain from using the name “Ironclad”, “Ironclad Performance Wear” or any derivative thereof or any similar name, or trade name currently used to identify themselves, with the exception that (1) the Registrant shall have up to 20 days from the Closing within which to receive approval from the Financial Industry Regulatory Authority (“FINRA”) of the name change and (2) the Debtors may identify themselves using the words “formerly known as Ironclad Performance Wear Corporation” or “FKA Ironclad Performance Wear Corporation” solely in the body of Bankruptcy Court pleadings and in a footnote on the caption page of Bankruptcy Court pleadings.

On November 16, 2017, and pursuant to an Order Authorizing Debtors to Effectuate Name Change, and Granting Related Relief issued by the Bankruptcy Court on November 15, 2017, the Registrant filed a Form to Accompany Filing Ordered by Reorganization Under Federal Law with the Nevada Secretary of State changing its name to ICPW Liquidation Corporation, and Ironclad California filed a Certificate of Amendment to Articles of Incorporation with the California Secretary of State changing its name to ICPW Liquidation Corporation. On November 17, 2017, FINRA notified the Registrant that the name change will be effective in the market on November 20, 2017.

The Purchase Agreement was subject to termination by mutual consent of the Debtors and BBI; by the Debtors or BBI if any material representation or warranty made for the benefit of such party was untrue in any material respect, or if the other party defaulted in any material respect in the performance of any obligation under the Purchase Agreement; by the Debtors if the Closing did not occur on or before November 18, 2017 (or such later date mutually agreed upon by the Debtors and BBI) due to the fault of BBI, provided the Debtors were not in material breach of or default under the Purchase Agreement; by BBI if the Closing did not occur on or before November 18, 2017 (or such later date mutually agreed upon by the Debtors and BBI), either due to the fault of the Debtors, provided BBI was not in material breach of or default under the Purchase Agreement, or due to the entry of an order staying, reversing, modifying or amending the Sale Order; or by BBI due to failure of compliance with the requirements of the Debtors as conditions precedent for BBI to close the asset sale transaction.

While the Registrant expects to distribute proceeds from such transaction during the first half of calendar year 2018, following Bankruptcy Court approval of a plan of reorganization and compliance with applicable regulations regarding corporate distributions, it can provide no assurance that any distribution will be made within such timeframe.

Court filings for the Chapter 11 Cases are available at https://www.pacer.gov.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 14, 2017, Emmett Murphy and Robert Steckler each resigned as a director of the Registrant.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
3.1	Form to Accompany Filing Ordered by Reorganization Under Federal Law

Forward Looking Statements.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Registrant notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward looking statements. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Registrant, involve numerous risks and uncertainties that may cause the Registrant’s actual performance to be materially different from that stated or implied in the forward-looking statement. Those risks and uncertainties, many of which are beyond the control of the Registrant, include, without limitation, the anticipated distribution of proceeds from an asset sale transaction; risks attendant to the bankruptcy process, including the effects thereof on the Registrant’s business and on the interests of various constituents and the length of time that the Registrant might be required to operate in bankruptcy; risks associated with third party motions in the Chapter 11 Cases; potential adverse effects on the Registrant’s liquidity or results of operations; increased costs to execute the reorganization pursuant to the Chapter 11 Cases; effects on the market price of the Registrant’s common stock and on the Registrant’s ability to access the capital markets; and the resolution of legal proceedings. Readers should consider all of these risk factors as well as other information contained in this Current Report on Form 8-K.

Cautionary Statements

Stockholders are cautioned that trading in shares of the Registrant’s common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for shares of the Registrant’s common stock may bear little or no relationship to the actual recovery, if any, by stockholders in the reorganization. Accordingly, the Registrant urges extreme caution with respect to existing and future investments in its common stock.

Generally, in bankruptcy cases the debtors are required periodically to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports, and other financial information. Such materials will be prepared according to the requirements of federal bankruptcy law. While they would be expected to accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Registrant’s consolidated financial statements filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Registrant believes that the substance and format of such materials do not allow meaningful comparison with its publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Registrant’s securities or for comparison with other financial information filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: November 17, 2017

By: /s/ Matthew Pliskin

Matthew Pliskin

Chief Financial Officer & Secretary